UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 16, 2023

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39317	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5701 N. Pima Road Scottsdale, Arizona	85250
(Address of principal executive offices)	(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On May 16, 2023, ON Semiconductor Corporation (the “Company”) presented business and financial information to institutional investors, analysts, members of the press and the general public at a publicly available webcast meeting (the “Analyst Day Meeting”). Prior to the event, the Company posted the Analyst Day Meeting presentations (the “Presentation”) made by (i) Hassane El-Khoury, President and Chief Executive Officer, (ii) Thad Trent, Executive Vice President, Chief Financial Officer and Treasurer, (iii) Simon Keeton, Executive Vice President and General Manager, Power Solutions Group, and (iv) Sudhir Gopalswamy, Senior Vice President and General Manager, Advanced Solutions Group, to the “Investor Relations” page of its website at www.onsemi.com. Although we reference our website in this Current Report on Form 8-K, information on the website is not a part of, and not incorporated into, this Current Report on Form 8-K.

During the course of the Analyst Day Meeting, Messrs. El-Khoury, Trent, Keeton and Gopalswamy discussed the Company’s corporate strategy, financial performance and business updates. The Presentation includes forward-looking statements and cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated, as well as certain non-GAAP financial measures and reconciliations of such non-GAAP measures to applicable GAAP financial measures.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished under Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

The Company intends to use its website at www.onsemi.com as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Such disclosures will be included in the “Investor Relations” section of the website. Accordingly, investors should monitor the Investor Relations section of the website, in addition to following our press releases, SEC filings and public conference calls and webcasts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: May 16, 2023	By:	/s/ Thad Trent
Thad Trent Executive Vice President, Chief Financial Officer and Treasurer